UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2015

Coty Inc.
(Exact Name of Registrant as Specified in its Charter)

DE	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue New York, NY	10118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed from last report)
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
On August 13, 2015, Coty Inc. (the “Company”) issued a press release announcing its financial results for its fiscal year ended June 30, 2015. The release also includes forward-looking statements about the Company’s outlook for the fiscal year ending June 30, 2016. A copy of the press release is attached as Exhibit 99.1 and is incorporated in this report by reference.
The information furnished with this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
The Company is making reference to non-GAAP financial information in both the press release and its earnings call. Reconciliation of these non-GAAP financial measures to the nearest comparable GAAP financial measures are contained in the press release attached as Exhibit 99.1.
Item 8.01    Other Events
On August 13, 2015, the Company announced that its Board of Directors has authorized the Company to repurchase up to $700 million of its Class A common stock, which amount is inclusive of any amounts existing under the Company’s previously announced share repurchase program (the “Repurchase Program”). Repurchases will be made from time to time at the Company’s discretion, based on ongoing assessments of the capital needs of the business, the market price of its common stock, and general market conditions. No time has been set for the completion of the Repurchase Program, and the program may be suspended or discontinued at any time. The Repurchase Program authorizes the company to purchase its common stock from time to time through open market purchases, negotiated transactions or other means, including 10b5-1 trading plans in accordance with applicable securities laws and other restrictions. The press release announcing the Repurchase Program is attached as Exhibit 99.2 and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release regarding financial results, dated August 13, 2015, of Coty Inc.
99.2	Press release regarding share repurchase program, dated August 13, 2015, of Coty Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTY INC.
(Registrant)

Date:	August 13, 2015	By:	/s/Patrice de Talhouët
			Name:	Patrice de Talhouët
			Title:	Chief Financial Officer

COTY INC.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release regarding financial results, dated August 13, 2015, of Coty Inc.
99.2	Press release regarding share repurchase program, dated August 13, 2015, of Coty Inc.